UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2004

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2525 West End Avenue
Suite 600
Nashville, TN 37203

(Address of Principal Executive Offices, including Zip Code)

(615) 345-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Slide presentation to be used at analyst and shareholder meetings between May 1, 2004 and June 30, 2004.

Item 9. Regulation FD Disclosure.

     On April 30, 2004 the Registrant made a change of control offer to purchase all of the $160 million 9% senior subordinated notes due 2011 assumed by the Registrant in its acquisition of National Nephrology Associates, Inc. The Registrant is required to make the change of control offer at 101% of the face value of the notes under the terms of the indenture governing the notes. The offer expires June 1, 2004.

     Beginning on or about May 1, 2004 and continuing through no later than June 30, 2004, one or more officers of Registrant will make slide presentations to a number of shareholders of Registrant, as well as potential investors and investment analysts. The slide presentation contains, among other things, forward-looking information about Registrant and its business. The slides that Registrant will use in these presentations are attached to this current report on Form 8-K as Exhibit 99.1.

     Certain statements in the slide presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed or implied by the forward-looking statements, including risks related to: the integration of acquired businesses; substantial leverage; compliance with health care and other applicable laws; changes in the Medicare and Medicaid programs; payment reductions by private insurers, hospitals or managed care organizations; reductions in reimbursement for the drug Epogen; increases in the price of Epogen or shortages of Epogen; competition; and changes in the health care delivery, financing or reimbursement systems. These and other factors affecting the company are discussed in more detail in Renal Care Group’s reports filed with the Securities and Exchange Commission, including without limitation, Renal Care Group’s annual report on Form 10-K for the year ended December 31, 2003 and its current report on Form 8-K filed with the SEC on April 19, 2004.

     The information in this current report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. The Registrant undertakes no duty to update the information in this report and warns readers that the information included in this report will become stale after June 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.

By:	/s/ David M. Dill

Name:	David M. Dill

Title:	Chief Financial Officer

Date: April 30, 2004

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

99.1	Slide presentation to be used at analyst and shareholder meetings between May 1, 2004 and June 30, 2004